CERTIFICATION
PURSUANT TO RULES 13a-14(a) AND 15d-14(a)
UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian Dostie, certify that:

1.I have reviewed this annual report on Form 10-K/A for the fiscal year ended March 31, 2025 of BARK, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

July 29, 2025	/s/ Brian Dostie
Brian Dostie
Vice President of Accounting, Controller
(Principal Accounting Officer)